UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 1, 2013
Date of Earliest Event Reported: January 28, 2013

(Exact name of registrant as specified in its charter)

Nevada	333-184443	76-0625217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19511 Wied Rd. Suite E
Spring, Texas 77388
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (281) 651-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2013, Herbert C. Pohlmann resigned as a Director of Coil Tubing Technology, Inc. (the “Company”) in order to reduce his work load and focus on his health, but will continue to serve as a member of the Company’s Advisory Board moving forward.  As a result of Mr. Pohlmann’s resignation, Jerry Swinford, our Executive Vice President, Secretary and Treasurer, and Jason Swinford, our Chief Executive Officer, Jerry Swinford’s son, are the only Directors of the Company.

Item 8.01 Other Events.

Effective at 11 A.M., Eastern Standard Time on January 28, 2013, our Registration Statement on Form S-1 (File Number: 333-184443) was declared effective by the Securities and Exchange Commission.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

99.1*	Press Release Announcing Resignation of Mr. Pohlmann and Effectiveness of Form S-1 Registration Statement

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COIL TUBING TECHNOLOGY, INC.

Date: February 1, 2013	By: /s/ Jason Swinford
Jason Swinford
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release Announcing Resignation of Mr. Pohlmann and Effectiveness of Form S-1 Registration Statement

* Furnished herewith.